Exhibit 32-B
Certification of Chief Financial Officer
Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002
I, Charles V. Dannewitz, Executive Vice President and Chief Financial Officer of Tech Data Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(i)
The Quarterly Report on Form 10-Q of Tech Data Corporation for the quarter ended October 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m), and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 30, 2016

/s/ CHARLES V. DANNEWITZ
Charles V. Dannewitz Executive Vice President and Chief Financial Officer